Starfighters Space to Begin Trading Today on NYSE American Under Ticker Symbol "FJET"

CAPE CANAVERAL, Fla - December 18, 2025 - Starfighters Space, Inc. ("Starfighters" or the "Company") (NYSE AMERICAN: FJET), the innovative aerospace company, owner and operator of the world's largest commercial supersonic aircraft fleet, out of NASA's Kennedy Space Center, today announced that its shares of common stock will begin trading on the New York Stock Exchange (NYSE) American under the ticker symbol "FJET".

Trading is scheduled to start at 10:30 a.m. EST.

In connection to the listing, Starfighters raised an aggregate of $40 million to advance its R&D, scale its operations and accelerate the development of its STARLAUNCH I and STARLAUNCH II programs. Both programs are currently in development and are expected to be capable of sub-orbital launches of small satellites and payloads from Starfighters' fleet of commercially flight-ready F-104 supersonic aircraft, providing a proven reusable piloted platform via an equally well-established launch vehicle.

"With FJET officially trading later today, Starfighters has become the first space company to transition from a Regulation A Tier 2 offering to listing on the NYSE," said Rick Svetkoff, CEO and Founder of Starfighters and former U.S. Navy pilot. "Over the past several decades, space and satellite technology has become the invisible foundation of our digital world, and we believe our successful listing signals a proven belief in the value of this industry and the appetite from investors for forward-thinking companies like ours capable of pushing the boundaries of what is possible in low earth orbit. With this milestone completed, looking ahead, we are laser focused on preparing our STARLAUNCH platforms to address the backlog of customer orders, begin launches out of Texas and grow our hypersonic R&D/T&E platform to unlock additional revenues streams and continue scaling our business."

About Starfighters Space, Inc.

Starfighters Space, Inc. is the only commercial company in the world with the capability to fly at sustained MACH 2 and with the capability to launch payloads to space. Starfighters Space is an organization committed to participating in high-demand commercial space activities. Located at the NASA Kennedy Space Center in Florida, the Company operates a growing fleet of modified supersonic aircraft operationally configurable to act as the first stage lifting platform to carry payloads up to 45,000 feet for air launch to space. Additional activities include support research, pilot training, space flight training, and advanced scientific efforts including hypersonic testing as part of air launch partner development programs. Starfighters Space is working to position its capability to become the most cost-effective launch provider in the sector.

For more information about Starfighters Space, Inc. please visit: https://starfightersspace.com/.

Contacts

Media

StarfighersSpace@icrinc.com

Investors
investors@starfightersspace.com

FORWARD-LOOKING STATEMENTS:

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States securities laws. These statements relate to analysis and other information that are based on forecasts or future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". We have based these forward-looking statements on information currently available to the Company, assumptions the Company believes are reasonable and our current expectations about future events or performance. While we believe these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond our control. Our actual future results may differ materially from those discussed or implied in our forward-looking statements for various reasons. Factors that could contribute to such differences include, but are not limited to, the ability to obtain the necessary permits and approvals to operate, the Company's ability to develop new products and/or services, the approval of the Company's application for a launch license and the timing thereof, the Company's expansion to Midland, Texas, the adoption by the market of the Company's method of satellite deployment, the Company's continued business arrangements, market trends and competition in the Company's industry, the future diversification of the Company's revenue streams and the assumptions underlying any of the foregoing, and other factors discussed in the Company's filings with the Commission under Regulation A. Consequently, all of the forward-looking statements are qualified by these cautionary statements, and there can be no assurances that the actual results or developments will be realized or, even if substantially realized, that they will have the expected consequences to, or effect on, the Company. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. The forward-looking statements contained in this news release are made only as of the date hereof. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This news release shall not constitute an offer to sell or the solicitation of any offer to buy the Company's securities.

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